UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

THE COMMUNITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-36094	52-1652138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3035 Leonardtown Road, Waldorf, Maryland 20601

(Address of principal executive offices) (Zip Code)

(301) 645-5601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCFC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dixon Hughes Goodman LLP (“DHG”), the independent registered public accounting firm of The Community Financial Corporation (the “Company”), merged on June 1, 2022 with BKD, LLP (“BKD”), and the combined practice now operates under the name FORVIS, LLP (“FORVIS”). The Audit Committee of the Company’s Board of Directors previously appointed DHG as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. The Audit Committee confirmed that this appointment continues with respect to FORVIS as the successor by merger to DHG.

The audit report of DHG on the financial statements of the Company as of December 31, 2021 and 2020, and for each of the years then ended, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's fiscal years ended December 31, 2021 and 2020, and the subsequent period through the date of this Current Report on Form 8-K, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and DHG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of DHG, would have caused DHG to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company's fiscal years ended December 31, 2021 and 2020, and the subsequent period through the date of this Current Report on Form 8-K, the Company did not consult with BKD regarding audit-related matters, including any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided FORVIS, as successor to DHG, a copy of the disclosures in this Form 8-K and has requested that FORVIS furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not FORVIS agrees with the Company's statements in this Item 4.01. A copy of the letter dated June 6, 2022 furnished by FORVIS in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Number	Description

16.1	Letter of FORVIS, LLP dated June 6, 2022 to the SEC regarding statements included in this Form 8-K.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMUNITY FINANCIAL CORPORATION
(Registrant)

Date: June 6, 2022	By:	/s/ Todd L. Capitani
Todd L. Capitani
Chief Financial Officer